                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 14, 2002



                       CCC INFORMATION SERVICES GROUP INC.

               (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-28600             54-1242469

(State or Other Jurisdiction of     (Commission         (I.R.S. Employer
        Incorporation)             File Number)        Identification No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654


                    (Address of Principal Executive Offices)
                              --------------------

                                  312-222-4636



              (Registrant's telephone number, including area code)

                              --------------------

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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, the Registrant filed its Quarterly Report on
Form 10-Q for the quarterly period ended June 30, 2002 (the "FORM 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:


                    Certification of Chief Executive Officer

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CCC Information Services Group Inc. (the "COMPANY") hereby certifies, to such officer's knowledge, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002           By:  /s/ Githesh Ramamurthy
                                         ------------------------------
                                         Githesh Ramamurthy
                                         Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CCC Information Services Group Inc. (the "COMPANY") hereby certifies, to such officer's knowledge, that:

          (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002           By:  /s/ Reid E. Simpson
                                         ------------------------------
                                         Reid E. Simpson
                                         Chief Financial Officer


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The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002            CCC INFORMATION SERVICES GROUP INC.



                                    By:  /s/ Githesh Ramamurthy
                                         ------------------------------
                                         Githesh Ramamurthy
                                         Chief Executive Officer


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